SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported) January 14, 1998


                          OLYMPUS COMMUNICATIONS, L.P.
             (Exact name of registrant as specified in its charter)

     Delaware                       333-19327               25-1622615
 (State or other           (Commission File Number)       (IRS Employer
 jurisdiction of                                        Identification No.)
 incorporation)

                           OLYMPUS CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                        333-19327              23-2868925
(State or other            (Commission File Number)       (IRS Employer
jurisdiction of                                         Identification No.)
incorporation)

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                Main at Water Street - Coudersport, PA 16915-1141
              (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (814) 274-9830



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Item 2.  Acquisition or Disposition of Assets

Olympus has completed the acquisition of all of the partnership interests of National Cable Acquisition Associates, L.P. ("National") from Hilton Head Communications, L.P., an entity controlled by the family of John Rigas, for a purchase price of approximately $118,000,000. National provides cable service to approximately 57,000 subscribers in Palm Beach County, Florida and also owns limited partnership interests in Tele-Media Investment Partnership, L.P. Clearance with respect to the acquisition under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 was received on January 14, 1998. The acquisition was accounted for under the purchase method of accounting and National was consolidated with Olympus for financial accounting purposes effective as of October 1, 1997. The purchase price was paid through the assumption of liabilities.


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                                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 27, 1998                      OLYMPUS COMMUNICATIONS, L.P.

                                      BY:   ACP HOLDINGS, INC.
                                            Managing General Partner

                                      By:   /s/Timothy J. Rigas
                                            Timothy J. Rigas
                                            Executive Vice President, Treasurer,
                                            Principal Accounting Oficer and
                                            Principal Financial Officer of ACP
                                            Holdings, Inc.


Date: January 27, 1998                      OLYMPUS CAPITAL CORPORATION

                                      By:   /s/Timothy J. Rigas
                                            Timothy J. Rigas
                                            Executive Vice President, Treasurer,
                                            Principal Accounting Oficer and
                                            Principal Financial Officer